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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported)  November 29, 1999
                                                       ------------------


              Prudential Securities Secured Financing Corporation
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            333-52021                                13-3526694
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     (Commission File Number)            (I.R.S. Employer Identification No.)



      One New York Plaza, New York, New York                   10292
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     (Address of Principal Executive Offices)                (Zip Code)


                                 (212) 778-1000
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              (Registrant's Telephone Number, Including Area Code)


                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events.

     In connection with the offering of PeopleFirst.com Auto Receivables Owner Trust 1999-1, Asset-Backed Notes, Series 1999-1 described in a Prospectus Supplement dated November 17, 1999, Rogers & Wells LLP rendered an opinion regarding certain tax matters. A copy of that opinion is filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
   No.       Document Description
-------      --------------------
(a)          Not applicable
(b)          Not applicable
(c)          Exhibit 8.1  Opinion of Rogers & Wells LLP, counsel to PeopleFirst
                          Finance LLC, regarding certain tax matters.
             Exhibit 23.1 Consent of Rogers & Wells LLP (included in Exhibit
                          8.1)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PRUDENTIAL SECURITIES SECURED FINANCING
                                   CORPORATION
                                     (Registrant)



Dated: November 29, 1999           By: /s/   Joseph Donovan
                                      ---------------------------------
                                   Name: Joseph Donovan
                                   Title: Vice President

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